Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)
270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                               OMNICOM GROUP INC.
               (Exact name of obligor as specified in its charter)

New York                                                              13-1514814
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

437 Madison Avenue
New York, New York                                                         10022
(Address of principal executive offices)                              (Zip Code)

                Zero Coupon Zero Yield Convertible Notes due 2031
                       (Title of the indenture securities)


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Item 1. General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

      New York State Banking Department, State House, Albany, New York 12110.

      Board of Governors of the Federal Reserve System, Washington, D.C., 20551

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

      Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      (b) Whether it is authorized to exercise corporate trust powers.

      Yes.

Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

      None.


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Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894 filed January 17, 2002, which is incorporated by reference.)

      2. None, a copy of the Certificate of Authority of the Trustee to Commence Business being contained in the document identified above as Exhibit 1. On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894 filed January 17, 2002, which is incorporated by reference.)

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to this Form T-1).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 7 to this Form T-1.)

      8. Not applicable.

      9. Not applicable.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 10th day of February, 2004.

                                                      JPMORGAN CHASE BANK

                                                      By  /s/Willliam G. Keenan
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                                                             William G. Keenan
                                                             Vice President


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

                              Exhibit 6 to Form T-1

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

February 10, 2004

Securities and Exchange Commission
Washington D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an Indenture between Omnicom Group Inc. and JPMorgan Chase Bank, as Trustee, the undersigned , in accordance with
Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

JPMorgan Chase Bank

By: /s/ William G. Keenan
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        William G. Keenan
        Vice President